Exhibit 99.1

B&G Foods to Sell Back to Nature to Barilla America

PARSIPPANY, N.J., December 15, 2022 — B&G Foods, Inc. (NYSE: BGS) announced today that it has entered into an agreement to sell the Back to Nature brand to Barilla America.

“Our decision to sell Back to Nature is part of a broader effort at B&G Foods to focus our portfolio on businesses that are core to our long-term strategy as we transition to a business unit structure,” said Casey Keller, President and Chief Executive Officer of B&G Foods. “The divestiture will also allow us to reduce long-term debt, while providing Barilla America with a great brand.”

B&G Foods expects the sale to close in the first quarter of 2023, subject to the satisfaction of customary closing conditions. B&G Foods intends to use the net proceeds from the sale for the repayment of long-term debt.

The terms of the transaction were not disclosed.

About B&G Foods, Inc.

Based in Parsippany, New Jersey, B&G Foods and its subsidiaries manufacture, sell and distribute high-quality, branded shelf-stable and frozen foods across the United States, Canada and Puerto Rico. With B&G Foods’ diverse portfolio of more than 50 brands you know and love, including Back to Nature, B&G, B&M, Bear Creek, Cream of Wheat, Crisco, Dash, Green Giant, Las Palmas, Le Sueur, Mama Mary’s, Maple Grove Farms, New York Style, Ortega, Polaner, Spice Islands and Victoria, there’s a little something for everyone. For more information about B&G Foods and its brands, please visit www.bgfoods.com.

Forward-Looking Statements

Statements in this press release that are not statements of historical or current fact constitute “forward-looking statements.” The forward-looking statements contained in this press release include, without limitation, statements related to the planned sale of Back to Nature, including the satisfaction of closing conditions and the timing thereof; B&G Foods’ use of net proceeds to reduce long-term debt; and the expected impact of the sale. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of B&G Foods to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “projects,” “intends,” “anticipates,” “assumes,” “could,” “should,” “estimates,” “potential,” “seek,” “predict,” “may,” “will” or “plans” and similar references to future periods to be uncertain and forward-looking. Factors that may affect actual results include, without limitation: the continuing impact of the COVID-19 pandemic on B&G Foods’ business, including, without limitation, the ability of B&G Foods and its supply chain partners to continue to operate manufacturing facilities, distribution centers and other work locations without material disruption, and to procure ingredients, packaging and other raw materials when needed despite disruptions in the supply chain or labor shortages, the duration of social distancing and stay-at-home and work-from-home policies and recommendations, and whether, and the extent to which, additional waves or variants of COVID-19 will affect the United States and the rest of North America, and the extent to which macroeconomic conditions resulting from the pandemic and the pace of the subsequent recovery may impact consumer eating and shopping habits; B&G Foods’ substantial leverage; the effects of rising costs for and/or decreases in supply of B&G Foods’ commodities, ingredients, packaging, other raw materials, distribution and labor; crude oil prices and their impact on distribution, packaging and energy costs; B&G Foods’ ability to successfully implement sales price increases and cost saving measures to offset any cost increases; intense competition, changes in consumer preferences, demand for B&G Foods’ products and local economic and market conditions; B&G Foods’ continued ability to promote brand equity successfully, to anticipate and respond to new consumer trends, to develop new products and markets, to broaden brand portfolios in order to compete effectively with lower priced products and in markets that are consolidating at the retail and manufacturing levels and to improve productivity; B&G Foods’ ability to recruit and retain senior management and a highly skilled and diverse workforce at B&G Foods’ corporate offices, manufacturing facilities and other locations despite a very tight labor market and changing employee expectations as to fair compensation, an inclusive and diverse workplace, flexible working and other matters; the risks associated with the expansion of B&G Foods’ business; B&G Foods’ possible inability to identify new acquisitions or to integrate recent or future acquisitions or B&G Foods’ failure to realize anticipated revenue enhancements, cost savings or other synergies from recent or future acquisitions; B&G Foods’ ability to successfully complete the integration of recent or future acquisitions into B&G Foods’ enterprise resource planning (ERP) system; tax reform and legislation, including the effects of the Infrastructure Investment and Jobs Act, U.S. Tax Cuts and Jobs Act and the U.S. CARES Act, and future tax reform or legislation; B&G Foods’ ability to access the credit markets and B&G Foods’ borrowing costs and credit ratings, which may be influenced by credit markets generally and the credit ratings of B&G Foods’ competitors; unanticipated expenses, including, without limitation, litigation or legal settlement expenses; the effects of currency movements of the Canadian dollar and the Mexican peso as compared to the U.S. dollar; the effects of international trade disputes, tariffs, quotas, and other import or export restrictions on B&G Foods’ international procurement, sales and operations; future impairments of B&G Foods’ goodwill and intangible assets; B&G Foods’ ability to protect information systems against, or effectively respond to, a cybersecurity incident or other disruption; B&G Foods’ ability to successfully implement B&G Foods’ sustainability initiatives and achieve B&G Foods’ sustainability goals, and changes to environmental laws and regulations; B&G Foods’ ability to successfully transition the operations of the Portland, Maine manufacturing facility to third-party co-manufacturing facilities and existing Company manufacturing facilities without significant disruption in production or customer service, and B&G Foods’ ability to achieve anticipated productivity improvements and cost savings; and other factors that affect the food industry generally, including: recalls if products become adulterated or misbranded, liability if product consumption causes injury, ingredient disclosure and labeling laws and regulations and the possibility that consumers could lose confidence in the safety and quality of certain food products; competitors’ pricing practices and promotional spending levels; fluctuations in the level of B&G Foods’ customers’ inventories and credit and other business risks related to B&G Foods’ customers operating in a challenging economic and competitive environment; and the risks associated with third-party suppliers and co-packers, including the risk that any failure by one or more of B&G Foods’ third-party suppliers or co-packers to comply with food safety or other laws and regulations may disrupt B&G Foods’ supply of raw materials or certain finished goods products or injure B&G Foods’ reputation. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in B&G Foods’ filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in B&G Foods’ most recent Annual Report on Form 10-K and in its subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. B&G Foods undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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